Exhibit 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, HYOTHECATED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.  THIS WARRANT IS SUBJECT TO THE PROVISIONS OF THE SHARE PURCHASE AGREEMENT DATED OF EVEN DATE HEREWITH BY AND AMONG VANTAGE ENERGY SERVICES INC., OFFSHORE GROUP INVESTMENTS LIMITED, AND F3 FUND

, 200

VANTAGE ENERGY SERVICES, INC.
Incorporated under the laws of the State of Delaware

WARRANT
for the Purchase of Shares of Common Stock

FOR VALUE RECEIVED, Vantage Energy Services, Inc., a Delaware corporation (the “Company”), hereby certifies that                            or its assigns (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to                   fully-paid and non-assessable shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), at an exercise price of $6.00 per share (the “Exercise Price”).  This Warrant comprises a portion of a Unit sold by the Company pursuant to the Share Purchase Agreement dated August    , 2007 by and among the Company, Offshore Group Investments Limited, and F3 Fund (the “Purchase Agreement”).  Unless otherwise defined herein, terms defined in this Warrant shall have the meaning as set forth in the Purchase Agreement.  This Warrant will be exercisable only if the Company provides for an effective registration statement covering the Warrant Shares (as defined below). This Warrant will become exercisable on the later of (i) the completion of a business combination by the Company, and (ii) May 24, 2008 and may be exercised through and including 5:00 P.M. Eastern Standard Time on May 24, 2011 (the “Expiration Date”) or earlier upon redemption.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1.                                      Certain Definitions

As used in this Warrant, the following terms shall have the following meanings:

(a)                                  “Base Date” shall mean the date first written above.

(b)                                 “Company” shall mean and includes the corporation named above as well as: (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

(c)                                  “Other Securities” shall mean any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock.

(d)                               “Warrant Stock” shall mean the fully paid and non-assessable shares of Common Stock deliverable upon full or partial exercise of this Warrant, and as adjusted from time to time pursuant to the terms hereof.

2.                                      Exercise of Warrant.

This Warrant will be exercisable only if the Company provides for an effective registration statement covering the Warrant Shares. This Warrant will become exercisable on the later of (i) the completion of a business combination by the Company, and (ii) May 24, 2008 and may be exercised through and including the Expiration Date with respect to the Warrant Shares by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached as Exhibit A hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.  Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.  The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

3.                                         Redemption of Warrant.

The Company may redeem this Warrant:

•                  in whole and not in part,

•                  at a price of $0.01 per Warrant at any time after this Warrant become exercisable,

•                  upon a minimum of 30 days’ prior written notice of redemption, and

•                  if, and only if, the last sales price of the Company Common Stock equals or exceeds $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption.

In addition, the Company may not redeem this Warrant unless this Warrant and the Warrant Shares are covered by an effective registration statement from the beginning of the measurement period through the date fixed for the redemption.

If the foregoing conditions are satisfied and the Company calls this Warrant for redemption, the Holder shall then be entitled to exercise this Warrant prior to the date scheduled for redemption.

4.                                      Reservation of Shares; Fractional Shares.  The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable.   No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, any such fractional share or scrip representing such fractional shares shall be rounded up to the next whole share.

5.                                      Exchange, Transfer, Assignment or Loss of Warrant.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  In order to make any assignment, the holder must surrender this Warrant to the Company, with the Assignment Form annexed as Exhibit B hereto duly executed and funds sufficient to pay any transfer tax.  The Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

6.                                      Adjustment Provisions.

(a)                                  Adjustment for Recapitalization.  If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) into a greater number of shares by recapitalization, reclassification or split-up, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock into a smaller number of shares by recapitalization, reclassification or combination thereof, the number of shares of Common Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased.

(b)                                 Adjustment for Reorganization, Consolidation, Merger, etc.  In the case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or reclassification of Common Stock after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 2 hereof at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto; provided, however, that in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation; and provided further, that in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Section 6 (including provisions with regard to the adjustment of the Exercise Price) in order that the rights and interests of the Holders thereafter shall be as nearly equivalent as may be practicable to the rights and interests provided for in this Section.

(c)                                  No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.  Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company: (i) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of capital stock upon the exercise of this Warrant.

(d)                                 Certificate as to Adjustments.  In each case of an adjustment in the number or type of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based.  The Company will forthwith mail a copy of each such certificate to the Holder.

(e)                                  Dispute.  In the event of a dispute regarding the number of shares of Common Stock or type of Other Securities issuable pursuant to this Warrant, an independent accounting firm with no relationship to the Company or Holder, selected by the Company and acceptable to Holder, shall resolve such dispute in accordance with the provisions hereof.

(f)                                    Notices of Record Date, etc.  In case: (i) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (iii) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, and in each such case, the Company shall mail or cause to be mailed to Holder of this Warrant a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange its shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

7.                                      Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant  or the Purchase Agreement.

8.                                      Notices.  All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile transmission, by overnight delivery by a nationally recognized company, delivered personally or within two (2) days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

9.                                      Applicable Law.  The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the Base Date.

VANTAGE ENERGY SERVICES, INC.

By:
Name: Paul A. Bragg
Title: Chairman and Chief Executive Officer

Exhibit A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing                shares of Common Stock of Vantage Energy Services, Inc., a Delaware corporation, and hereby makes payment of $                  in payment therefor, all in accordance with the terms and conditions of the Warrant dated                          , 2007.

Name:

Signature:

Signature of joint holder (if applicable):

Date:

INSTRUCTIONS FOR ISSUANCE OF STOCK
(if other than to the registered holder of the within Warrant)

Name:

Address:

Social Security or Taxpayer Identification Number of Recipient:

A-1

Exhibit B

ASSIGNMENT FORM

FOR VALUED RECEIVED,

hereby sells, assigns and transfers unto

the right to purchase Common Stock of Vantage Energy Services, Inc., a Delaware corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                  , Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:

Signature:

Signature of joint holder (if applicable):

B-1